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                                Dated 6 May 1998



                           OLSTEN INTERNATIONAL B.V.

                               OLSTEN CORPORATION

                        CREDIT LYONNAIS LUXEMBOURG S.A.

                                    - and -

                                     OTHERS



                            FISCAL AGENCY AGREEMENT

                                  relating to

                                 FF800,000,000

                      6 per cent Guaranteed Notes due 2008

                                 guaranteed by

                               OLSTEN CORPORATION
































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     This Agreement is made on 6 May 1998 between

     (1) OLSTEN INTERNATIONAL B.V. (the Issuer)

     (2) OLSTEN CORPORATION (the Guarantor)

     (3) CREDIT LYONNAIS LUXEMBOURG S.A. as fiscal agent and principal paying agent and

     (4) CREDIT LYONNAIS as paying agent.

     Background

     (A) The Issuer proposes to issue FF800,000,000 principal amount of Notes to be known as its 6 per cent Guaranteed Notes due 2008 which will be guaranteed by the Guarantor.

     (B) The definitive Notes for which the Global Note referred to below may be exchanged (subject to its provisions) will be in bearer form in the denominations of FF10,000, FF100,000 and FF1,000,000 each with Coupons attached.

     It is agreed as follows:

     1 Interpretation

     Terms defined in the Notes have the same meanings in this Agreement (except where otherwise defined in this Agreement) and except where the context requires otherwise:

     "Conditions" means the terms and conditions set out in Schedule 1 as modified, with respect to any Notes represented by the Global Note, by the provisions of the Global Note and any reference to a particularly numbered Condition shall be construed accordingly

     "Coupons"  means  the  coupons  relating  to the Notes in  definitive  form

     "Extraordinary  Resolution"  has the  meaning  set out in Schedule 3

     "Fiscal Agent" means the fiscal agent and principal paying agent for the time being in respect of the Notes appointed from time to time under this Agreement or an agreement supplemental to it, in its capacity as fiscal agent

     "Global Note" means the permanent global note which will represent the Notes, or some of them, after exchange of the Temporary Global Note, or a portion of it, substantially in the form set out in Part 2 of Schedule 2


     "Notes" means the FF800,000,000 6 per cent Guaranteed Notes due 2008 of the Issuer and (except in Clause 3) includes the Temporary Global Note and the Global Note

     "outstanding"  means, in relation to the Notes, all the Notes issued except
     (a) those which have been redeemed in accordance with the Conditions, (b) those in respect of which the date for redemption has occurred and the redemption moneys (including all interest accrued on such Notes to the date for such redemption and any interest payable under the Conditions after such date) have been duly paid to the Fiscal Agent as provided in this
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     Agreement  and  remain  available  for  payment  against  presentation  and surrender of Notes and/or Coupons, as the case may be, (c) those in respect of which claims have become void, (d) those which have been purchased and cancelled as provided in the Conditions, (e) those mutilated or defaced Notes which have been surrendered in exchange for replacement Notes, (f) (for the purpose only of determining how many Notes are outstanding and without prejudice to their status for any other purpose) those Notes alleged to have been lost, stolen or destroyed and in respect of which replacement Notes have been issued, and (g) the Temporary Global Note to the extent that it shall have been exchanged for the Global Note pursuant to its provisions and the Global Note to the extent that it shall have been exchanged for definitive Notes pursuant to its provisions; provided that for the purposes of (1) ascertaining the right to attend and vote at any meeting of the Noteholders and (2) the determination of how many Notes are
     outstanding   for  the  purposes  of  Schedule  3  those  Notes  which  are beneficially held by, or are held on behalf of, the Issuer, the Guarantor or any of their Subsidiaries and not cancelled shall (unless and until ceasing to be so held) be deemed not to remain outstanding

     "Paying Agents" means the paying agents in respect of the Notes appointed from time to time under this Agreement or an agreement supplemental to it and includes the Fiscal Agent unless the context requires otherwise

     "Subsidiary" means, at any particular time, a company which is then directly or indirectly controlled, or more than 50 per cent of whose issued equity share capital (or equivalent) is then beneficially (directly or indirectly) owned, by the Issuer or the Guarantor. For a company to be "controlled" by another means that the other (whether directly or indirectly and whether by the ownership of share capital, the possession of voting power, contract or otherwise) has the power to appoint and/or remove all or the majority of the members of the Board of Directors or other governing body of that company or otherwise controls or has the power to control the affairs and policies of that company and

     "Temporary Global Note" means the temporary global note which will represent the Notes on issue and which will be substantially in the form set out in Part 1 of Schedule 2.

     2 Appointment

     Each of the Issuer and the Guarantor appoints the Paying Agents as its agents in respect of the Notes in accordance with the Conditions at their respective specified offices referred to in the Notes. Except in Clause 14, references to the Paying Agents are to them acting solely through such specified offices. Each Paying Agent shall perform the duties required of it by the Conditions. The obligations of the Paying Agents are several and not joint.

     3 Form of the Notes

     3.1 The Temporary Global Note and the Global Note: The Notes will initially be represented by the Temporary Global Note in the principal amount of FF800,000,000. Interests in the Temporary Global Note will be exchangeable for interests in the Global Note as set out in the Temporary Global Note. The Global Note will be exchangeable for definitive Notes as set out in the Global Note. Immediately before issue, the Issuer shall deliver to the Fiscal Agent, and the Fiscal Agent (or its agent on its behalf) shall authenticate, the duly executed Temporary Global Note and the duly executed Global Note (in each case, with the guarantee of the Guarantor duly
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     executed). The Fiscal Agent shall then return the Temporary Global Note and the Global Note to or to the order of the Issuer for delivery to Crdit Lyonnais, Luxembourg Branch as common depositary for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System and Cedel Bank, socit anonyme.

     3.2 The Definitive Notes: The Notes and the Coupons will be security printed in accordance with applicable legal and stock exchange requirements substantially in the forms set out in Schedule 1. The Notes will be enfaced with the guarantee of the Guarantor and endorsed with the Conditions.

     3.3 Signature: The Temporary Global Note, the Global Note, the Notes and the Coupons will be signed manually or in facsimile by an authorised officer of the Issuer and the guarantees of the Guarantor will be signed manually or in facsimile by an authorised officer of the Guarantor. The Issuer and the Guarantor may use the facsimile signature of any person who at the date of this Agreement is an authorised officer of the Issuer or an authorised officer of the Guarantor, as the case may be, even if at the time of issue of any Notes, Coupons or Guarantees he no longer holds that office. Notes and/or Coupons and/or guarantees so executed will be binding and valid obligations of the Issuer or, as the case may be, the Guarantor.


     3.4 Exchange of Temporary Global Note for Global Note: On and after the Exchange Date (as defined in the Temporary Global Note), the Fiscal Agent shall, on presentation to it or to its order of the Temporary Global Note and the Global Note, procure the exchange of interests in the Temporary Global Note for interests of an equal principal amount in the Global Note in accordance with the Temporary Global Note. On exchange in full of the Temporary Global Note the Fiscal Agent shall cancel it.

     3.5 Exchange of Global Note:

     3.5.1 Notification of request for definitive Notes: The Fiscal Agent, on receiving notice in accordance with the terms of the Global Note that its holder requires to exchange the Global Note, or an interest in it, for definitive Notes, shall forthwith notify the Issuer of such request.

     3.5.2 Authentication and exchange: At least 14 days before any Exchange Date (as defined in the Global Note), the Issuer will deliver or procure the delivery of definitive Notes in an aggregate principal amount equal to the outstanding principal amount of the Global Note or such lesser interest in the Global Note which is to be exchanged to or to the order of the Fiscal Agent. Such definitive Notes shall have attached all Coupons in respect of interest which has not already been paid against presentation of the Global Note. The Fiscal Agent (or its agent on its behalf) shall authenticate such definitive Notes and shall make them and the Coupons available for exchange against the Global Note in accordance with the Global Note. If the Global Note is not to be exchanged in full, the Fiscal Agent shall endorse, or procure the endorsement of, a memorandum of the principal amount of the Global Note exchanged in the appropriate schedule to the Global Note and shall return the Global Note to the bearer. On exchange in full of the Global Note the Fiscal Agent shall cancel it and, if so requested by the bearer, return it to the bearer.

     4 Payment

     4.1 Payment to Fiscal Agent: The Issuer, failing whom the Guarantor, will, by 10.00 a.m. (Paris and Luxembourg time) on each date on which any payment
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     in respect of the Notes  becomes  due,  transfer  to the Fiscal  Agent such amount as may be required for the purposes of such payment (including any cash adjustment amount in respect of the Notes (the Cash Adjustment Amount) payable following redenomination of the Notes into Euro-denominated Notes pursuant to Condition 2). The Issuer will procure that the bank through which such payment is to be made will supply to the Fiscal Agent by 3.00 p.m. (local time in the city of the Fiscal Agents specified office) on the second business day in the city of the Fiscal Agents specified office before the due date for any such payment an irrevocable confirmation (by tested telex or authenticated SWIFT message) of its intention to make such payment. In this Clause, the date on which a payment in respect of the Notes becomes due means the first date on which the holder of a Note or Coupon could claim the relevant payment by transfer to an account under the Conditions, but disregarding the necessity for it to be a business day in any particular place of presentation.

     4.2 Notification of non-payment: The Fiscal Agent will forthwith notify by telex each of the other Paying Agents and the Issuer and the Guarantor if it has not by the time specified for its receipt received the confirmation referred to in sub-Clause 4.1 or by the due date for any payment due in respect of the Notes received the full amount so payable on such date.

     4.3 Payment by Paying Agents: Unless they receive a notification from the Fiscal Agent under sub-Clause 4.2 the Paying Agents will, subject to and in accordance with the Conditions, pay or cause to be paid on behalf of the Issuer or the Guarantor on and after each due date therefor the amounts due in respect of the Notes and Coupons and will be entitled to claim any amounts so paid from the Fiscal Agent. If any payment provided for in sub-Clause 4.1 is made late but otherwise in accordance with this Agreement the Paying Agents will nevertheless make such payments in respect of the Notes and Coupons. However, unless and until the full amount of any such payment has been made to the Fiscal Agent none of the Paying Agents will be bound to make such payments. All payments to be made by the Paying Agents shall be made without charging any commission or fee to Noteholders or Couponholders.

     4.4 Reimbursements of Paying Agents: The Fiscal Agent will on demand promptly reimburse each Paying Agent for payments in respect of the Notes and Coupons properly made by it in accordance with the Conditions and this Agreement.

     4.5 Late Payment: If the Fiscal Agent has not by the due date for any payment in respect of the Notes received the full amount payable on such date but receives it later, it will forthwith give notice to the other Paying Agents and the Noteholders that it has received such full amount.

     4.6 Method of payment to Fiscal Agent: All sums payable to the Fiscal Agent hereunder will be paid (i) on or prior to the Redenomination Date, in French Francs or (ii) after the Redenomination Date or, if the Issuer does not elect to redenominate, in the circumstances set out in Condition 7(a), in Euro and in immediately available or same day funds to such account with such bank in Paris or (if the Notes are redenominated in accordance with Condition 2 or in the circumstances set out in Condition 7(a)) such other city, in each case as the Fiscal Agent may from time to time notify to the Issuer and the Guarantor.

     4.7 Moneys held by Fiscal Agent: The Fiscal Agent may deal with moneys paid to it under this Agreement in the same manner as other moneys paid to it as a banker by its customers except that (1) it may not exercise any lien, right of set-off or similar claim in respect of them and (2) it shall not be liable to anyone for interest on any sums held by it under this Agreement.

     4.8 Partial Payments: If on presentation of a Note or Coupon only part of the amount payable in respect of it is paid (except as a result of a deduction of tax permitted by the Conditions), the Paying Agent to whom the Note or Coupon is presented shall procure that such Note or Coupon is enfaced with a memorandum of the amount paid and the date of payment.

     4.9 Prohibition of Payment in the United States: No payment on any Note or Coupon may be made at any office of the Paying Agents or any other paying agency maintained by the Issuer in the United States of America (including the States and the District of Columbia), or its territories, its possessions and other areas subject to its jurisdiction (the United States). In addition, no payment on any Note or Coupon may be made to any address in the United States or by transfer to any account maintained in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of the Notes or any Coupons at the offices of all paying agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Issuer will appoint an office or agency in the United States at which such payments may be made.

     5 Repayment

     If claims in respect of any principal or interest become void under the Conditions, the Fiscal Agent shall forthwith repay to the Issuer the amount which would have been due if presentations for payment had been made before such claims became void. The Fiscal Agent shall not however be otherwise required or entitled to repay any sums received by it under this Agreement.

     6 Early  Redemption

     6.1 Notice of Redemption: If the Issuer intends to redeem all or any of the Notes under Condition 8 before their stated maturity date it shall, at least 14 days before the latest date for the publication of the notice of redemption required to be given to Noteholders, give notice of its intention to the Fiscal Agent stating the date on which such Notes are to be redeemed.

     6.2 Redemption Notice: The Fiscal Agent shall publish the notice required in connection with such redemption. Such notice shall specify the date fixed for redemption, the redemption price and the manner in which redemption will be effected.

     7 Cancellation, Destruction and Records

     7.1 Cancellation by Paying Agents: All Notes which are redeemed (together with such unmatured Coupons as are attached to or are surrendered with them at the time of such redemption), and all Coupons which are paid, shall be cancelled forthwith by the Paying Agent by or through which they are redeemed or paid. Such Paying Agent shall send to the Fiscal Agent the details required by the Fiscal Agent for the purposes of this Clause and the cancelled Notes and Coupons.

     7.2 Cancellation by Issuer: If the Issuer or the Guarantor or any of their respective Subsidiaries purchases any Notes or Coupons which in accordance with the Conditions are to be cancelled after such purchase, the Issuer or, as the case may be, the Guarantor, shall forthwith cancel them or procure their cancellation and send them (if in definitive form) to the Fiscal Agent.

     7.3 Certification of Payment Details: The Fiscal Agent shall within four months after the date of any such redemption or payment send to the Issuer and the Guarantor a certificate stating (1) the aggregate principal amount of Notes which have been redeemed and cancelled and the aggregate amount paid in respect of Coupons which have been paid and cancelled or in respect of interest paid on the Temporary Global Note and the Global Note, (2) the certificate numbers of such Notes, (3) the total numbers by maturity date of such Coupons and (4) the total number and the maturity dates of unmatured Coupons not surrendered with Notes redeemed, in each case distinguishing between Notes and Coupons of different denominations.

     7.4 Destruction: Unless otherwise instructed by the Issuer, or unless, in the case of the Global Note, it is to be returned to its holder in accordance with its terms, the Fiscal Agent shall destroy the cancelled Notes and Coupons in its possession and send the Issuer and the Guarantor a certificate giving the certificate numbers of such Notes in numerical sequence, the total numbers by maturity date and the aggregate amount paid in respect of such Coupons and particulars of the Coupons attached to or surrendered with such Notes in each case distinguishing between Notes and Coupons of different denominations.

     7.5 Records: The Fiscal Agent shall keep a record of the purchase, redemption, replacement, cancellation and destruction of all Notes and Coupons (but need not record the certificate numbers of Coupons). It shall make such record available at all reasonable times to the Issuer and the Guarantor.

     8 Replacement Notes and Coupons

     8.1 Stocks of Notes and Coupons: The Issuer shall, if Notes are issued in definitive form, cause a sufficient quantity of additional forms of Notes and Coupons to be made available, upon request, to the Fiscal Agent (in such capacity the Replacement Agent) for the purpose of issuing replacement Notes and Coupons.

     8.2 Replacement: The Replacement Agent shall issue replacement Notes and Coupons in accordance with the Conditions.

     8.3 Coupons on replacement Notes: In the case of a mutilated or defaced Note, the Replacement Agent shall ensure that (unless such indemnity as the Issuer and the Guarantor may require is given) any replacement Note only has attached to it Coupons corresponding to those attached to the Note which it replaces.

     8.4 Cancellation: The Replacement Agent shall cancel and, unless otherwise instructed by the Issuer, destroy any mutilated or defaced Notes or Coupons replaced by it and shall send the Issuer and the Guarantor a certificate giving the information specified in Clause 7.4.

     8.5 Notification: The Replacement Agent shall, on issuing a replacement Note or Coupon, forthwith inform the other Paying Agents of the certificate numbers of the replacement Note or Coupon and of the Note or Coupon which it replaces.

     8.6 Presentation of replaced Note or Coupon: If a Note or Coupon which has been replaced is presented to a Paying Agent for payment, that Paying Agent shall forthwith inform the Fiscal Agent, which shall inform the Issuer.

     9 Redenomination and Consolidation

     The Issuer will notify the Fiscal Agent at least 15 days prior to the date of any Redenomination Notice or any other notice given pursuant to the Conditions (i) of any redenomination or exchange of the Notes pursuant to Condition 2 or any consolidation of the Notes pursuant to Condition 13 and
     (ii) of the date (the Cash Adjustment Payment Date) on which any Cash Adjustment Amount is to be paid to the Noteholders.

     10 Notices

     10.1 Publication: At the request and expense of the Issuer, failing whom the Guarantor, the Fiscal Agent shall arrange for the publication of all notices to Noteholders. Notices to Noteholders shall be published in accordance with the Conditions.

     10.2 Notice of Default: The Fiscal Agent shall promptly notify the Issuer, the Guarantor and the Noteholders of any notice received by it under Condition 9.

     11 Documents and Forms

     The Issuer shall send to the Paying Agents:

     11.1 specimen Notes (but only if definitive Notes are issued)

     11.2 sufficient copies of all documents required by the Notes, the Offering Circular relating to the Notes or any stock exchange on which the Notes are listed from time to time to be available for issue or inspection (and the Paying Agents shall make them so available to Noteholders) and

     11.3 as required, forms of voting certificates and block voting instructions, together with instructions as to how to complete, deal with and record the issue of such forms (and the Paying Agents shall make such documents available to Noteholders and perform their other functions as set out in Schedule 3).

     12 Indemnity

     12.1 By Issuer: The Issuer, failing whom the Guarantor, will indemnify each Paying Agent against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which it may incur or which may be made against it arising out of or in relation to or in connection with its appointment or the exercise of its functions, except such as may result from a breach by it of this Agreement or its wilful default, negligence or bad faith or that of its officers or employees.

     12.2 By Paying Agents: Each Paying Agent shall indemnify the Issuer and the Guarantor against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which the Issuer or the Guarantor may incur or which may be made against it as a result of the breach by that Paying Agent of this Agreement or its wilful default, negligence or bad faith or that of its officers or employees.

     13 General

     13.1 No agency or trust: In acting under this Agreement the Paying Agents shall have no obligation towards or relationship of agency or trust with any Noteholder or Couponholder and need only perform the duties set out specifically in this Agreement and the Conditions and any duties necessarily incidental to them.

     13.2 Holder to be treated as owner: Except as otherwise required by law, each Paying Agent will treat the holder of a Note or Coupon as its absolute owner as provided in the Conditions and will not be liable for doing so.

     13.3 No lien: No Paying Agent shall exercise any lien, right of set-off or similar claim against any Noteholder or Couponholder in respect of moneys payable by it under this Agreement.

     13.4 Taking of advice: Each Paying Agent may consult on any legal matter any legal adviser selected by it, who may be an employee of or adviser to the Issuer or the Guarantor, and it shall not be liable in respect of anything done, or omitted to be done, relating to that matter in good faith in accordance with that advisers opinion.

     13.5 Reliance on documents etc.: No Paying Agent shall be liable in respect of anything done or suffered by it in reliance on a Note, Coupon or other document reasonably believed by it to be genuine and to have been signed by the proper parties.

     13.6 Other relationships: Any Paying Agent and any other person, whether or not acting for itself, may acquire, hold or dispose of any Note, Coupon or other security (or any interest therein) of the Issuer, the Guarantor or any other person, may enter into or be interested in any contract or transaction with any such person, and may act on, or as depositary, trustee or agent for, any committee or body of holders of securities of any such person, in each case with the same rights as it would have had if that Paying Agent were not a Paying Agent and need not account for any profit.

     14 Changes in Paying Agents

     14.1 Appointment and Termination: The Issuer and the Guarantor may at any time appoint additional Paying Agents and/or terminate the appointment of any Paying Agent by giving to the Fiscal Agent and that Paying Agent (if not the Fiscal Agent) at least 60 days notice to that effect, which notice shall expire at least 30 days before or after any due date for payment of any Notes or Coupons and, in respect of the Fiscal Agent, not less than 30 days before or after any specified date for redenomination and/or consolidation of the Notes.

     14.2 Resignation: Any Paying Agent may resign its appointment at any time by giving the Issuer, the Guarantor and the Fiscal Agent (if not such Paying Agent) at least 60 days notice to that effect, which notice shall expire at least 30 days before or after any due date for payment of any Notes or Coupons and, in respect of the Fiscal Agent, not less than 30 days before or after any specified date for redenomination and/or consolidation of the Notes.

     14.3 Condition to Resignation and Termination: No resignation or (subject to sub-Clause 14.5) termination of the appointment of the Fiscal Agent shall, however, take effect until a new Fiscal Agent (which shall be a bank or trust company) has been appointed and no resignation or termination of the appointment of a Paying Agent shall take effect if there would not then be Paying Agents as required by the Conditions.

     14.4 Change of Office: If a Paying Agent changes the address of its specified office in a city it shall give the Issuer, the Guarantor and the Fiscal Agent (if not such Paying Agent) at least 60 days notice of the change, giving the new address and the date on which the change is to take effect.

     14.5 Automatic Termination: The appointment of the Fiscal Agent shall forthwith terminate if the Fiscal Agent becomes incapable of acting, is adjudged bankrupt or insolvent, files a voluntary petition in bankruptcy, makes an assignment for the benefit of its creditors, consents to the appointment of a receiver, administrator or other similar official of all or a substantial part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if a resolution is passed or an order made for the winding-up or dissolution of the Fiscal Agent, a receiver, administrator or other similar official of the Fiscal Agent or all or a substantial part of its property is appointed, a court order is entered approving a petition filed by or against it under applicable bankruptcy or insolvency law, or a public officer takes charge or control of the Fiscal Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation.

     14.6 Delivery of records: If the Fiscal Agent resigns or its appointment is terminated, it shall on the date on which the resignation or termination takes effect pay to the new Fiscal Agent any amount held by it for payment in respect of the Notes or Coupons and deliver to the new Fiscal Agent the records kept by it and all Notes and Coupons held by it pursuant to this Agreement.

     14.7 Successor Corporations: A corporation into which a Paying Agent is merged or converted or with which it is consolidated or which results from a merger, conversion or consolidation to which it is a party shall, to the extent permitted by applicable law, be the successor Paying Agent under this Agreement without further formality. The Paying Agent concerned shall forthwith notify such an event to the other parties to this Agreement.

     14.8 Notices: The Fiscal Agent shall give Noteholders at least 30 days notice of any proposed appointment, termination, resignation or change under sub-Clauses 14.1 to 14.4 of which it is aware and, as soon as practicable, notice of any succession under sub-Clause 14.7 of which it is aware. The Issuer, failing whom the Guarantor, shall give Noteholders, as soon as practicable, notice of any termination under sub-Clause 14.5 of which it is aware.

     15 Commissions, Fees and Expenses

     15.1 Fees: The Issuer, failing whom the Guarantor, will pay to the Fiscal Agent the commissions, fees and expenses in respect of the Paying Agents services as separately agreed with the Fiscal Agent and neither the Issuer nor the Guarantor need concern itself with their apportionment between the Paying Agents.

     15.2 Costs: The Issuer, failing whom the Guarantor, will also pay on demand accompanied by copies of the relevant invoices and/or receipts all reasonable out-of-pocket expenses (including legal, advertising, telex and postage expenses) properly incurred by the Paying Agents in connection with their services together with any applicable value added tax and stamp, issue, documentary or other taxes and duties.

     16 Substitution

     16.1 Deed Poll: The form of the Deed Poll referred to in Condition 14 is set out in Schedule 4.

     16.2 Supplemental Agency Agreement: The Agents shall act as agents of any Substitute (as defined in Condition 14) on the execution by them and by it and, if appropriate, by the Issuer and the Guarantor of an agreement supplemental to this Agreement making the Substitute a party to this Agreement as if it had been an original party to it and making any appropriate consequential amendments. A memorandum of any such supplemental agreement shall be endorsed on each executed copy of this Agreement.

     17 Communications

     17.1 Notices: Any communication shall be by letter, telex or fax:

     in the case of the Issuer, to it at:

     Leidseplein 291017 PS Amsterdam


     Fax no.: (31) 20 62 67 949
     Attention: Wil Meijs

     and, in the case of the Guarantor, to it at:

     175 Broad Hollow Road
     Melville, New York 11747 - 8905

     Fax no.: (1 516) 844 7266
     Attention: General Counsel

     and, in the case of any of the Paying Agents, to it care of:

     Credit Lyonnais Luxembourg S.A.
     26A, Boulevard Royal
     L-2449  Luxembourg

     Telex no.: 3441 CRELYLU
     Fax no.: (352) 46 25 08
     Attention: Global Trust & Agencies Department or any other address of which written notice has been given to the parties in accordance with this Clause. Such communications will take effect, in the case of a letter, when delivered or, in the case of telex or fax, when despatched. Communications not by letter shall be confirmed by letter but failure to send or receive the letter of confirmation shall not invalidate the original communication.

     17.2 Notices through Fiscal Agent: All communications relating to this Agreement between the Issuer, the Guarantor and any of the Paying Agents or between the Paying Agents themselves shall be made (except where otherwise expressly provided) through the Fiscal Agent.

     18 Governing Law and Submission

     18.1 Governing Law: This Agreement shall be governed by and construed in accordance with English law.

     18.2 Jurisdiction: The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and accordingly any legal action or proceedings arising out of or in connection with this Agreement (Proceedings) may be brought in such courts. Each of the Issuer, the Guarantor and the Paying Agents irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are for the benefit of the Paying Agents and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).


     18.3 Service of Process: Each of the Issuer and the Guarantor irrevocably appoints The Law Debenture Trust Corporation p.l.c. of Princes House, 95 Gresham Street, London EC2V 7LY as its authorised agent for service of process in England. If for any reason such agent shall cease to be such agent for the service of process, each of the Issuer and the Guarantor shall forthwith appoint a new agent for service of process in England and deliver to the Fiscal Agent a copy of the new agents acceptance of that appointment within 30 days. Nothing in this Agreement shall affect the right to serve process in any other manner permitted by law. SCHEDULE 1Form of Definitive Note On the front:

                                   SCHEDULE 1
                            Form of Definitive Note

On the front:

Denomination                    ISIN             Series     Certif. No.
FF[10,000/100,000/1,000,000]    XS0086549564     [*]        [*]


                           OLSTEN INTERNATIONAL B.V.
   (Incorporated with limited liability in The Netherlands and established in
                                   Amsterdam)
                                 FF800,000,0006
                       per cent Guaranteed Notes due 2008
                                 guaranteed by
                               OLSTEN CORPORATION
         (Incorporated with limited liability in the State of Delaware)

This Note  forms  part of a series  designated  as  specified  in the title (the
Notes) of Olsten International B.V. (the Issuer). The Notes are subject to the terms and conditions (the Conditions) endorsed hereon.

The Issuer for value received hereby promises to pay to the bearer of this Note on 6 May 2008, or on such earlier date as the principal sum mentioned below may become payable in accordance with the Conditions, the principal sum of:

[FF10,000 (Ten thousand French Francs)/FF100,000 (One hundred thousand French Francs)/FF1,000,000 (One million French Francs)]

(or, if required pursuant to the Conditions, the equivalent amount in Euro, calculated in accordance with the Conditions) together with interest on such principal sum from 6 May 1998 at the rate of 6 per cent per annum payable in arrear on 6 May in each year, subject to and in accordance with the Conditions.

This Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

In witness whereof the Issuer has caused this Note to be signed in facsimile on its behalf.

Dated 6 May 1998

OLSTEN INTERNATIONAL B.V.

By:


[Managing Director]



This Note is authenticated by or
on behalf of the Fiscal Agent.

By:


Authorised Signatory

     Guarantee of OLSTEN CORPORATION

     1 Guarantee: OLSTEN CORPORATION (the Guarantor) unconditionally and irrevocably guarantees that, if for any reason OLSTEN INTERNATIONAL B.V. (the Issuer) does not pay any sum payable by it under this Note or the Coupons relating to it (whether or not attached to it) on the date specified for such payment (whether on the normal due date, on acceleration or otherwise), the Guarantor will pay that sum to the holder of this Note or the relevant Coupon as the case may be (the Holder) in French Francs (or, if so required by the Conditions, Euro) before close of business in Paris on that date. All payments under this Guarantee by the Guarantor will be made subject to Condition 7 of the Notes.

     2 Guarantor as Principal Debtor: As between the Guarantor and the Holder but without affecting the Issuers obligations, the Guarantor will be liable under this Guarantee as if it were the sole principal debtor and not merely a surety. Accordingly, it will not be discharged, nor will its liability be affected, by anything which would not discharge it or affect its liability if it were the sole principal debtor (including (1) any time, indulgence, concession, waiver or consent at any time given to the Issuer or any other person, (2) any amendment or supplement to any of the Conditions of the Notes or to any security or other guarantee or indemnity, (3) the making or absence of any demand on the Issuer or any other person for payment, (4) the enforcement or absence of enforcement of this Note or the Coupons relating to it or of any security or other guarantee or indemnity, (5) the taking, existence or release of any security, guarantee or indemnity, (6) the winding-up, dissolution, amalgamation, reconstruction or reorganisation of the Issuer or any other person or (7) the illegality, invalidity or unenforceability of or any defect in any provision of the Notes or the Coupons or any of the Issuers obligations under any of them).

     3 Guarantors Obligations Continuing: The Guarantors obligations under this Guarantee are and will remain in full force and effect by way of continuing security until no sum remains payable under this Note or the Coupons relating to it. Furthermore, those obligations of the Guarantor are additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of any person, whether from the Guarantor or otherwise, and may be enforced without first having recourse to the Issuer, any other person, any security or any other guarantee or indemnity. The Guarantor irrevocably waives all notices and demands of any kind.

     4 Exercise of Guarantors Rights: So long as any sum remains payable under this Note or the Coupons relating to it no right of the Guarantor, by reason of the performance of any of its obligations under this Guarantee, to be indemnified by the Issuer or to take the benefit of or enforce any security or other guarantee or indemnity shall be exercised or enforced.

     5 Avoidance of Payments: The Guarantor shall on demand indemnify the relevant Holder against any cost, loss, expense or liability sustained or incurred by it as a result of it being required for any reason (including any bankruptcy, insolvency, winding-up, dissolution or similar law or any jurisdiction) to refund all or part of any amount received or recovered by it in respect of any sum payable by the Issuer under this Note or the Coupons relating to it and shall in any event pay to it on demand the amount as refunded by it.

     6 Indemnity: As separate, independent and alternative stipulations, the Guarantor unconditionally and irrevocably agrees: (1) that any sum which, although expressed to be payable by the Issuer under this Note or the Coupons relating to it, is for any reason (whether or not now existin and whether or not now known or becoming known to the Issuer, the Guarantor or any Noteholder or Couponholder) not recoverable from the Guarantor on the basis of a guarantee shall nevertheless be recoverable from it as if it were the sole principal debtor and shall be paid by it to the relevant Holder on demand and (2) as a primary obligation to indemnify each Holder against any loss suffered by it as a result of any sum expressed to be payable by the Issuer under this Note or the Coupons relating to it not being paid by the time, on the date and otherwise in the manner specified therein or any payment obligation of the Issuer under this Note or the Coupons relating to it being or becoming void, voidable or unenforceable for any reason (whether or not now existing and whether or not now known or becoming known to the Issuer, the Guarantor or any Noteholder or Couponholder), the amount of that loss being the amount expressed to be payable by the Issuer in respect of the relevant sum.

     7 Incorporation of Terms: The Guarantor agrees that it shall comply with and be bound by those provisions contained in the Conditions of the Notes which relate to it.

     8 Governing Law: This Guarantee shall be governed by and construed in accordance with English law.

     Dated 6 May 1998

     OLSTEN CORPORATION

     By:


     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

     Note: if Euro-denominated Notes are to be issued, the above form shall apply mutatis mutandis. On the back:

FISCAL AGENT

CREDIT LYONNAIS LUXEMBOURG S.A.
26A, Boulevard Royal
L-2449 Luxembourg


PAYING AGENTS

CREDIT LYONNAIS
19, boulevard des Italiens
75002 Paris

Form of Coupon

On the front:

OLSTEN INTERNATIONAL B.V.

FF800,000,000 6 per cent Guaranteed Notes due 2008 Guaranteed by OLSTEN CORPORATION

Coupon for an amount of [FF600/FF6,000/FF60,000] due on 6 May [1999/2000/2001/
2002/2003/2004/2005/2006/2007/2008].

This Coupon is payable to bearer (subject to the Conditions endorsed on the Note to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Note) at the specified offices of the Paying Agents set out on the reverse hereof (or any further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

OLSTEN INTERNATIONAL B.V.

By:


[Managing Director]

Cp No.     Denomination     ISIN             Series     Certif. No.
                            XS0086549564

Note: if Euro-denominated Notes are to be issued, the above form shall apply mutatis mutandis.

On the back:

FISCAL  AGENT
CREDIT LYONNAIS LUXEMBOURG S.A., 26A Boulevard Royal, L-2449, Luxembourg

PAYING AGENTS
CREDIT LYONNAIS, 19 boulevard des Italiens, 75002 Paris

                                   SCHEDULE 2
                                     Part 1
                         Form of Temporary Global Note

                                                             ISIN:  XS0086549564

                           OLSTEN INTERNATIONAL B.V.
   (Incorporated with limited liability in The Netherlands and established in
                                   Amsterdam)
                                 FF800,000,000
                      6 per cent Guaranteed Notes due 2008
                                 guaranteed by
                               OLSTEN CORPORATION
         (Incorporated with limited liability in the State of Delaware)

                             Temporary Global Note

OLSTEN INTERNATIONAL B.V. (the Issuer) for value received promises to pay to bearer the sum of

              EIGHT HUNDRED MILLION FRENCH FRANCS (FF800,000,000)

(or, if required pursuant to the Conditions (as defined below), the equivalent amount in Euro, calculated in accordance with the Conditions) on 6 May 2008 (or on such earlier date as such principal sum may become payable in accordance with the terms and conditions (the Conditions) of the Notes designated above (the Notes) set out in Schedule 1 to the fiscal agency agreement dated 6 May 2008 (the Fiscal Agency Agreement) between the Issuer, OLSTEN CORPORATION as Guarantor, CREDIT LYONNAIS LUXEMBOURG S.A. as fiscal agent and the paying agents named in it) upon presentation and surrender of this Temporary Global Note and to pay interest at the rate of 6 per cent per annum on such principal sum in arrear on 6 May in each year in accordance with the Conditions. The fiscal agent for the time being is referred to as the Fiscal Agent.

On or after 15 June 1998 (the Exchange Date) this Temporary Global Note may be exchanged in whole or in part (free of charge to the holder) by its presentation and, on exchange in full, surrender to or to the order of the Fiscal Agent for interests in a permanent Global Note (the Global Note) in bearer form in an aggregate principal amount equal to the principal amount of this Temporary
Global Note submitted for exchange with respect to which there shall be presented to the Fiscal Agent a certificate dated no earlier than the Exchange Date from Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System (Euroclear) or Cedel Bank, socit anonyme (Cedel) substantially to the following effect:

                                  Certificate
                     OLSTEN INTERNATIONAL B.V. (the Issuer)
                                 FF800,000,000
                      6 per cent Guaranteed Notes due 2008
               Common Code 8654956 ISIN XS0086549564 (the Notes)

This is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set out below (our Member Organisations) substantially to the effect set out in the temporary global Note in respect of the Notes, as of the date hereof, principal amount of the Notes (1) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source (United States persons), (2) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) (financial institutions)) purchasing for their own account or for resale, or (b) acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuers agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(3) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (3) above (whether or not also described in clause (1) or (2)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

We further certify (1) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Note excepted in such certificates and (2) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisation with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorise you to produce this certificate to any interested party in such proceedings.

Yours faithfully

[Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System] or [Cedel Bank, socit anonyme]

By: * Dated: *

Any person appearing in the records of Euroclear or Cedel as entitled to an interest in this Temporary Global Note may require the exchange of an appropriate part of this Temporary Global Note for an equivalent interest in the Global Note by delivering or causing to be delivered to Euroclear or Cedel a certificate dated not more than 15 days before the Exchange Date in substantially the following form (copies of which will be available at the office of Euroclear in Brussels and Cedel in Luxembourg):

                                  Certificate
                     OLSTEN INTERNATIONAL B.V. (the Issuer)
                                 FF800,000,000
                      6 per cent Guaranteed Notes due 2008
               Common Code 8654956 ISIN XS0086549564 (the Notes)

To: Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System or Cedel Bank, socit anonyme.

This is to certify that as of the date hereof, and except as set out below, the Notes held by you for our account (1) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source (United States person(s)), (2) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) (financial institutions)) purchasing for their own account or for resale, or (b) acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case
(a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuers agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (3) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in clause (3) above (whether or not also described in clause (1) or (2)) this is to further certify that such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, United States means the United States of America (including the States and the District of Columbia) and its possessions include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to that date on which you intend to submit your certificate relating to the Notes held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

This certificate excepts and does not relate to principal amount of such interest in the Notes in respect of which we are not able to certify and as to which we understand exchange for an equivalent interest in the Global Note (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certificate is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorise you to produce this certificate to any interested party in such proceedings.

Dated:

By:

[Name of person giving certificate]
As, or as agent for, the beneficial owner(s) of the above Notes to which this certificate relates.

Upon any exchange of a part of this Temporary Global Note for an equivalent interest in the Global Note, the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Fiscal Agent in the Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

The Global Note will be exchangeable in accordance with its terms for definitive Notes (the Definitive Notes) with Coupons attached. The Global Note and the Definitive Notes will be substantially in the forms scheduled to the Fiscal Agency Agreement.

This Temporary Global Note is subject to the Conditions and until the whole of this Temporary Global Note shall have been exchanged for equivalent interests in the Global Note the holder hereof shall in all respects be entitled to the same benefits as if he were the holder of the Global Note for interests in which it may be exchanged (or the relevant part of it as the case may be) except that (unless exchange of this Temporary Global Note for the relevant interest in the Global Note shall be improperly withheld or refused by or on behalf of the Issuer) no person shall be entitled to receive any payment on this Temporary Global Note.

No provision of this Temporary Global Note shall alter or impair the obligation of the Issuer and the Guarantor to pay the principal of and interest on the Notes when due in accordance with the Conditions and the Guarantees.

This Temporary Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

This Temporary Global Note shall be governed by and construed in accordance with English law.

In witness whereof the Issuer has caused this Temporary Global Note to be signed on its behalf.



Dated 6 May 1998

OLSTEN INTERNATIONAL B.V.

By:



This Temporary Global Note is authenticated by or on behalf of the Fiscal Agent.

By:


Authorised Signatory

Guarantee of OLSTEN CORPORATION

The provisions of the Guarantee of OLSTEN CORPORATION as set out in Schedule 1 to the above-mentioned Fiscal Agency Agreement shall be deemed to be set out herein as if references therein to the Notes and Coupons were to this Temporary Global Note and references therein to the Conditions of the Notes were to the Conditions of the Notes as set out in such Schedule as amended by the provisions of the Global Note.

This Guarantee shall be governed by and construed in accordance with English law.

In witness whereof OLSTEN CORPORATION has caused this Guarantee to be duly executed.

Dated 6 May 1998

OLSTEN CORPORATION

By:


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


             Schedule of Exchanges for Interests In the Global Note

The following exchanges of an interest in this Temporary Global Note for an interest in the Global Note have been made:


Date of Exchange

     Amount of decrease in principal amount of this Temporary Global Note

     Principal amount of this Temporary Global Note following such decrease

     Notation made by or on behalf of the Fiscal Agent

                                   SCHEDULE 2
                                     Part 2
                         Form of Permanent Global Note

                                                              ISIN: XS0086549564

                           OLSTEN INTERNATIONAL B.V.
   (Incorporated with limited liability in The Netherlands and established in
                                   Amsterdam)
                                 FF800,000,000
                      6 per cent Guaranteed Notes due 2008
                                 guaranteed by
                               OLSTEN CORPORATION
         (Incorporated with limited liability in the State of Delaware)

                                  Global Note

OLSTEN INTERNATIONAL B.V. (the Issuer) for value received promises to pay to bearer the principal amount referred to in the next paragraph not exceeding EIGHT HUNDRED MILLION FRENCH FRANCS (FF800,000,000)

(or, if required pursuant to the Conditions (as defined below), the equivalent amount in Euro, calculated in accordance with the Conditions) on 6 May 2008 (or on such earlier date as such principal amount may become payable in accordance with the terms and conditions (the Conditions) of the Notes designated above (the Notes) set out in Schedule 1 to the fiscal agency agreement dated 6 May 1998 (the Fiscal Agency Agreement) between the Issuer, OLSTEN CORPORATION as Guarantor, CREDIT LYONNAIS LUXEMBOURG S.A. as fiscal agent and the paying agents named in it) upon presentation and surrender of this Global Note and to pay interest at the rate of 6 per cent per annum on such principal amount in arrear on 6 May in each year in accordance with the Conditions. The fiscal agent and the paying agents for the time being are referred to respectively as the Fiscal Agent and the Paying Agents (which expression shall include the Fiscal Agent).

The aggregate principal amount from time to time of this Global Note shall be that amount not exceeding FF800,000,000 (or, if required pursuant to the Conditions the equivalent amount in Euro, calculated in accordance with the Conditions) as shall be shown by the latest entry in the fourth column of Schedule A hereto, which shall be completed by or on behalf of the Fiscal Agent upon exchange of the whole or a part of the Temporary Global Note initially representing the Notes for a corresponding interest herein or upon the redemption or purchase and cancellation of Notes represented hereby or the partial exchange hereof for definitive Notes (Definitive Notes) or exchange for direct enforcement rights, all as described below.

This Global Note is exchangeable in whole but not, except as provided in the next paragraph, in part (free of charge to the holder) for the Definitive Notes described below (1) if this Global Note is held on behalf of Euroclear or Cedel or the Alternative Clearing System (each as defined under Notices below) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so, (2) if principal in respect of any Notes is not paid when due and payable or (3) if the Issuer or the Guarantor (as defined below), as the case may be, would suffer a material disadvantage in respect of the Notes as a result of a change in the laws or regulations (taxation or otherwise) of any jurisdiction referred to in Condition 8 which would not be suffered were the Notes in definitive form and a certificate to such effect signed by two managing directors of the Issuer or two directors of the Guarantor, as the case may be, is delivered to the Fiscal Agent for display to Noteholders or (4) (unless a default notice has been given as referred to in Default below) by the Issuer giving notice. Thereupon (in the case of (1) or (2) above) the holder may give notice to the Fiscal Agent, and (in the case of (3) and (4) above) the Issuer may give notice to the Fiscal
Agent and the Noteholders, of its intention to exchange this Global Note for Definitive Notes on or after the Exchange Date specified in the notice.

If principal in respect of any Notes is not paid when due and payable the holder of this Global Note may by notice to the Fiscal Agent (which may but need not be the default notice referred to in Default below) require the exchange of a specified principal amount of this Global Note (which may be equal to or (provided that if this Global Note is held by or on behalf of Euroclear, Cedel and/or the Alternative Clearing System, Euroclear, Cedel and/or the Alternative Clearing System agree) less than the outstanding principal amount of Notes represented hereby) for Definitive Notes on or after the Exchange Date specified in such notice.

On or after any Exchange Date the holder of this Global Note may surrender this Global Note or, in the case of a partial exchange, present it for endorsement to or to the order of the Fiscal Agent. In exchange for this Global Note, or on endorsement in respect of the part thereof to be exchanged, the Issuer shall deliver, or procure the delivery of, an equal aggregate principal amount of duly executed and authenticated Definitive Notes (having attached to them all Coupons in respect of interest which has not already been paid on this Global Note), security printed in accordance with applicable legal and stock exchange requirements and substantially in the form set out in Schedule 1 to the Fiscal Agency Agreement. On exchange in full of this Global Note, the Issuer will, if the holder so requests, procure that it is cancelled and returned to the holder together with the relevant Definitive Notes.

"Exchange Date" means a day falling not less than 60 days, or, in the case of exchange following principal in respect of any Notes not being paid when due and payable, 30 days, after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Fiscal Agent is located and, except in the case of exchange pursuant to
(1) above, in the cities in which Euroclear and Cedel or, if relevant, the Alternative Clearing System (each as defined under Notices below), are located.

If, for any actual or alleged reason which would not have been applicable had there been no exchange of this Global Note (or part of this Global Note) or in any other circumstances whatsoever, the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes, then any right or remedy relating in any way to the obligation(s) in question may be exercised or pursued on the basis of this Global Note despite its stated cancellation after its exchange in full, as an alternative, or in addition, to the Definitive Notes (or the Coupons appertaining to them as appropriate). With this exception, upon exchange in full of this Global Note for Definitive Notes, this Global Note shall become void.

Except as otherwise described herein, this Global Note is subject to the Conditions and, until it is exchanged for Definitive Notes, the holder hereof shall in all respects be entitled to the same benefits as if it were the holder of the Definitive Notes for which it may be exchanged and as if such Definitive Notes had been issued on the date of this Global Note.

The Conditions shall be modified with respect to Notes represented by this Global Note by the following provisions:

Payments

Principal and interest in respect of this Global Note shall be paid to its holder against presentation and (if no further payment falls to be made on it) surrender of it to or to the order of the Fiscal Agent (or to or to the order of such other Paying Agent as shall have been notified to the Noteholders for this purpose) which shall endorse such payment or cause such payment to be endorsed in the appropriate Schedule hereto (such endorsement being prima facie evidence that the payment in question has been made). References in the Conditions to Coupons and Couponholders shall be construed accordingly. No person shall however be entitled to receive any payment on this Global Note (or such part of this Global Note which is required to be exchanged) falling due after any Exchange Date, unless exchange of this Global Note for Definitive Notes is improperly withheld or refused by or on behalf of the Issuer or the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes.

Notices

So long as this Global Note is held on behalf of Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear system (Euroclear) or Cedel Bank, socit anonyme (Cedel) or any other clearing system (the Alternative Clearing System), notices required to be given to Noteholders may be given by their being delivered to Euroclear, Cedel or, as the case may be, the Alternative Clearing System, rather than by publication as required by the Conditions, except that, (i) so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of that Exchange so require, notices shall also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) and (ii) so long as the Notes are listed on the Paris Stock Exchange and the rules of that Exchange so require, notices shall also be published in a leading newspaper having general circulation in France (which is expected to be La Tribune).

Prescription

Claims in respect of principal and interest in respect of this Global Note will become void unless it is presented for payment within a period of 10 years (in the case of principal) and five years (in the case of interest) from the appropriate Relevant Date (as defined in Condition 8).

Meetings The holder  hereof shall (unless this Global Note  represents  only one
Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders and, at any such meeting, as having one vote in respect of each FF10,000 (or, after the Redenomination Date and/or Specified Date (each as defined in the Conditions), in respect of the lowest denomination in Euro of the Notes) principal amount of Notes for which this Global Note may be exchanged.

Purchase and Cancellation

Cancellation of any Note represented by this Global Note which is required by the Conditions to be cancelled will be effected by reduction in the principal amount of this Global Note on its presentation to or to the order of the Fiscal Agent for notation in Schedule A. Notes may only be purchased by the Issuer or the Guarantor or any of their respective Subsidiaries if they are purchased together with the right to receive all future payments of interest thereon.

Default

The holder hereof may exercise the right to declare Notes represented by this Global Note due and payable under Condition 9 by stating in the notice (the default notice) to the Fiscal Agent the principal amount of Notes (which may be less than the outstanding principal amount hereof) to which such notice relates.

If principal in respect of any Notes is not paid when due and payable (but subject as provided below), the holder of this Global Note may from time to time elect that Direct Rights under the provisions of Schedule C shall come into effect. Such election shall be made by notice to the Fiscal Agent and presentation of this Global Note to or to the order of the Fiscal Agent for reduction of the principal amount of Notes represented by this Global Note to FF zero (or to such other figure as shall be specified in the notice) by endorsement in Schedule A and the corresponding endorsement in Schedule C of such principal amount of Notes formerly represented hereby as the principal amount of Notes in respect of which Direct Rights have arisen under Schedule C. Upon such notice being given the appropriate Direct Rights shall take effect.

No such election may however be made on or before an Exchange Date fixed in accordance with this Global Note with respect to the Notes to which that Exchange Date relates unless the holder elects in such notice that the exchange in question shall no longer take place.

Redenomination and Consolidation

On the Specified Date (as defined in the Conditions) the Notes shall become New Notes (as defined in the Conditions) without the need for the Global Note to be presented for exchange. This Global Note may be amended or replaced by the Issuer for the purposes of taking account of new denominations of the Notes following a redenomination of the Notes in accordance with Condition 2. On consolidation of the Notes, the Issuer may issue a replacement Global Note in exchange for the global notes of the issues consolidated. Any such consolidation may, in such circumstances, require a change in the common depositary or depositary, as the case may be.

No provision of this Global Note shall alter or impair the obligation of the Issuer and the Guarantor to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions and the Guarantees.

This Global Note is a bearer  document and  negotiable and  accordingly:

     (a) is freely transferable by delivery and such transfer shall operate to confer upon the transferee all rights and benefits appertaining hereto and to bind the transferee with all obligations appertaining hereto pursuant to the Conditions

     (b) the holder of this Global Note is and shall be absolutely entitled as against all previous holders to receive all amounts by way of principal, premium, interest or otherwise payable in respect of this Global Note and the Issuer has waived against such holder and any previous holder of this Global Note all rights of set-off or counterclaim which would or might otherwise be available to it in respect of the obligations evidenced by this Global Note

     (c) payment upon due presentation of this Global Note as provided herein shall operate as a good discharge against such holder and all previous holders of this Global Note.

This Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

This Global Note shall be governed by and construed in accordance with English law.

In witness whereof this Global Note has been executed as a deed on 6 May 1998.


OLSTEN INTERNATIONAL B.V.

By:

Certificate of Authentication

This Global Note is authenticated by or on behalf of the Fiscal Agent.

By:


Authorised Signatory

Guarantee of OLSTEN CORPORATION

The provisions of the Guarantee of OLSTEN CORPORATION (the Guarantor) as set out in Schedule 1 to the above-mentioned Fiscal Agency Agreement shall be deemed to be set out herein as if references therein to the Notes and Coupons were to this Global Note and references therein to the Conditions of the Notes were to the Conditions of the Notes as set out in such Schedule as amended by the provisions of this Global Note.

If Direct Rights arise under Schedule C, the provisions of the Guarantee of OLSTEN CORPORATION as set out in Schedule 1 to the Fiscal Agency Agreement, shall however be deemed to be set out herein and to take effect in relation to such Direct Rights as if references therein to (i) the Notes and Coupons were to the Direct Rights arising in respect of the Principal Amount of the Entries corresponding to the relevant Notes and Coupons, (ii) the Holder, the Noteholders and Couponholders were to the corresponding Relevant Account Holders all as provided for in Schedule C and (iii) the Conditions of the Notes were to the provisions of Schedule C.

This Guarantee shall be governed by and construed in accordance with English law.

In witness  whereof this  Guarantee  has been  executed as a deed on 6 May 1998.

OLSTEN CORPORATION

By:



ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                                   SCHEDULE A
                      Principal Amount of this Global Note

The aggregate principal amount of Notes represented by this Global Note is as shown by the latest entry made in the fourth row below. Increases in the principal amount of this Global Note following exchanges of a part of the Temporary Global Note for interests in this Global Note and reductions in the principal amount of this Global Note following redemption, payment of cash adjustments pursuant to a redenomination of the Notes in accordance with Condition 2 or partial exchange for Definitive Notes or Direct Rights or the purchase and cancellation of Notes are entered in the second and third rows below.

     Date:  6 May 1998

     Reason for change in the  principal  amount of this Global  Note*:  N/A

     Amount of such change:  N/A

     Initial principal amount and principal amount of this Global Note following such change: FF zero

     Notation made by or on behalf of the Fiscal Agent (other than in respect of the initial principal amount): N/A





























* State whether increase/reduction following (1) exchange of part of Temporary Global Note, (2) redemption of Notes, (3) purchase and cancellation of Notes,
(4) payment of cash adjustments pursuant to a redenomination of the Notes or (5) exchange of part of this Global Note for Definitive Notes or Direct Rights.

                                   SCHEDULE B
                Interest Payments in Respect of this Global Note

The following payments of interest in respect of this Global Note and the Notes represented by this Global Note have been made:

     Date Made

     Amount of Interest due and payable

     Amount of interest paid

     Notation made by or on behalf of the Fiscal Agent


                                   SCHEDULE C
                           Direct Enforcement Rights

     This Global Note has effect as a deed poll conferring on Relevant Account Holders the Direct Rights referred to in this Schedule in respect of the principal amount of Notes stated in paragraph 5 of this Schedule.

     1 Interpretation:

     In this Schedule, terms are used with the same meanings as in the Global Note, and in addition:

     "Clearing System Operator" means the operator of each of Euroclear and Cedel and, if relevant, the Alternative Clearing System

     "Direct Rights" means the rights referred to in paragraph 2

     "Entry" means any entry relating to this Global Note (or to the relevant part of it) or the Notes represented by it which is or has been made in the securities account of any account holder with a Clearing System Operator and Entries shall have a corresponding meaning

     "Principal Amount" means, in respect of any Entry, the amount which would be due to the holder of the account in which such Entry is credited were the principal amount of this Global Note or the Notes represented by it in respect of which such Entry was made to be paid in full at its maturity

     "Relevant Account Holder" means the holder of any account with a Clearing System Operator which at the Relevant Time has credited to its securities account with such Clearing System Operator an Entry or Entries in respect of this Global Note (or the relevant part of it) or the Notes represented by it except for a Clearing System Operator in its capacity as an account holder of another Clearing System Operator and

     "Relevant   Time"  means  the  time  when  Direct  Rights  take  effect  as contemplated by this Global Note.

     2 Direct Rights:

     Each Relevant Account Holder shall at the Relevant Time acquire against the Issuer all rights which the Relevant Account Holder in question would have had if, immediately before the Relevant Time, it had been the holder of the Definitive Notes issued on the issue date of this Global Note in an aggregate principal amount equal to the Principal Amount of the relevant

     Entry including, without limitation, the right to receive all payments due at any time in respect of such Definitive Notes, other than payments corresponding to any already made under this Global Note. No further action shall be required on the part of any person in order for such Direct Rights to be acquired and for each Relevant Account Holder to have the benefit of, and to enforce, rights corresponding to all the provisions of relevant Definitive Notes as if they had been issued and as if such provisions had been specifically incorporated in this Schedule, other than the right to receive payments corresponding to any already made under this Global Note.

     3 Evidence: The records of each Clearing System Operator shall, in the absence of manifest error, be conclusive evidence of the identity of the Relevant Account Holders, the number of Entries credited to the securities account of each Relevant Account Holder with such Clearing System Operator at the Relevant Time and the Principal Amount of an Entry. For the purposes of this Clause a statement issued by a Clearing System Operator stating:

     3.1 the name of the Relevant Account Holder to or in respect of which it is issued

     3.2 the number of Entries credited to the securities account of such Relevant Account Holder with such Clearing System Operator as at the opening of business on the first day on which the Clearing System Operator is open for business following the Relevant Time and

     3.3 the Principal Amount of any Entry in the accounts of such Clearing System Operator, shall be conclusive evidence of the records of such Clearing System Operator at the Relevant Time (but without prejudice to any other means of producing such records in evidence). In the event of a dispute, in the absence of manifest error, the determination of the Relevant Time by a Clearing System Operator shall be final and conclusive for all purposes in connection with the Relevant Account Holders with securities accounts with such Clearing System Operator. Any Relevant
     Account Holder may, in any proceedings relating to this Global Note, protect and enforce its rights arising out of this Schedule in respect of any Entry to which it is entitled upon the basis of a statement by a Clearing System Operator as provided in this Clause and a copy of this Global Note certified as being a true copy by a duly authorised officer of any Clearing System Operator or the Fiscal Agent without the need for production in such proceedings or in any court of the actual records or this Global Note. Any such certification shall be binding, except in the case of manifest error or as may be ordered by any court of competent jurisdiction, upon the Issuer and all Relevant Account Holders. This Clause shall not limit any right of any Relevant Account Holder to the production of the originals of such records or documents in evidence.

     4 Title to Entries: Any Relevant Account Holder may protect and enforce its rights arising out of this Global Note in respect of any Entry to which it is entitled in its own name without the necessity of using the name of or obtaining any authority from any predecessor in title. Any Relevant Account Holder is entitled to receive payment of the Principal Amount of its Entry and of all other sums referable to its Direct Rights to the exclusion of any other person and payment in full by the Issuer to such Relevant Account Holder shall discharge the Issuer from all obligations in respect of such Entry and such Direct Rights.

     5 Principal Amount:

     The principal amount of Notes in respect of which Direct Rights have arisen under this Global Note is shown by the latest entry in the third row below:

     Date: 6 May 1998

     Amount of increase in principal amount of Notes in respect of which Direct Rights have arisen: N/A

     Initial principal amount and principal amount following such increase Notation by or on behalf of the Fiscal Agent (other than in respect of initial principal amount): FF zero

                                   SCHEDULE 3
                     Provisions for Meetings of Noteholders

     Interpretation

     1 In this Schedule:

     1.1 references to a meeting are to a meeting of Noteholders and include, unless the context otherwise requires, any adjournment

     1.2 agent means a holder of a voting certificate or a proxy for a Noteholder

     1.3 block voting instruction means an instruction issued in accordance with paragraphs 8 to 14

     1.4 Extraordinary Resolution means a resolution passed at a meeting duly convened and held in accordance with this Agreement by a majority of at least 75 per cent of the votes cast

     1.5 voting certificate means a certificate issued in accordance with paragraphs 5, 6, 7 and 14 and

     1.6 references to persons representing a proportion of the Notes are to Noteholders or agents holding or representing in the aggregate at least that proportion in principal amount of the Notes for the time being outstanding.

     Powers of meetings

     2 A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Agreement, have power by Extraordinary Resolution:

     2.1 to sanction any proposal by the Issuer or the Guarantor for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Noteholders and/or the Couponholders against the Issuer or the Guarantor, whether or not those rights arise under the Notes

     2.2 to sanction the exchange or substitution for the Notes of, or the conversion of the Notes into, shares, notes or other obligations or securities of the Issuer, the Guarantor or any other entity

     2.3 to assent to any modification of this Agreement, the Notes or the Coupons proposed by the Issuer, the Guarantor or the Fiscal Agent

     2.4 to authorise anyone to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution

     2.5 to give any authority, direction or sanction required to be given by Extraordinary Resolution

     2.6 to appoint any persons (whether Noteholders or not) as a committee or committees to represent the Noteholders interests and to confer on them any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution and

     2.7 to approve the substitution of any entity for the Issuer or the Guarantor (or any previous substitute) as principal debtor or guarantor under this Agreement provided that the special quorum provisions in paragraph 19 shall apply to any Extraordinary Resolution (a special quorum resolution) for the purpose of sub-paragraph 2.2 or 2.7 or for the purpose of making a modification to this Agreement, the Notes or the Coupons which would have the effect of:

          (i) modifying the maturity of the Notes or the dates on which interest is payable on them or

          (ii) reducing or cancelling the principal amount of or interest on, or varying the method of calculating the rate of interest or reducing the minimum rate of interest on, the Notes

          (iii) changing the currency of payment of the Notes or the Coupons (other than as provided by the Conditions) or

          (iv) modifying the  provisions in this Schedule  concerning the quorum
          required   at  a  meeting  or  the   majority   required  to  pass  an
          Extraordinary Resolution or

          (v) modifying or cancelling the Guarantees or

          (vi) amending this proviso.

     Convening a meeting

     3 The Issuer or the Guarantor may at any time convene a meeting. If it receives a written request by Noteholders holding at least 10 per cent in principal amount of the Notes for the time being outstanding and is indemnified to its satisfaction against all costs and expenses, the Issuer shall convene a meeting. Every meeting shall be held at a time and place approved by the Fiscal Agent.

     4 At least 21 days notice (exclusive of the day on which the notice is given and of the day of the meeting) shall be given to the Noteholders. A copy of the notice shall be given by the party convening the meeting to the other parties. The notice shall specify the day, time and place of meeting and the nature of the resolutions to be proposed and shall explain how Noteholders may appoint proxies or representatives, obtain voting certificates and use block voting instructions and the details of the time limits applicable.

     Arrangements for voting

     5 If a holder of a Note wishes to obtain a voting certificate in respect of it for a meeting, he must deposit it for that purpose at least 48 hours before the time fixed for the meeting with a Paying Agent or to the order of a Paying Agent with a bank or other depositary nominated by the Paying Agent for the purpose. The Paying Agent shall then issue a voting certificate in respect of it.

     6 A voting certificate shall:

     6.1 be a document in the English language

     6.2 be dated

     6.3 specify the meeting concerned and the serial numbers of the Notes deposited and

     6.4 entitle, and state that it entitles, its bearer to attend and vote at that meeting in respect of those Notes.

     7 Once a Paying Agent has issued a voting certificate for a meeting in respect of a Note, it shall not release the Note until either:

     7.1 the meeting has been concluded, or

     7.2 the voting certificate has been surrendered to the Paying Agent.

     8 If a holder of a Note wishes the votes attributable to it to be included in a block voting instruction for a meeting, then, at least 48 hours before the time fixed for the meeting, (i) he must deposit the Note for that purpose with a Paying Agent or to the order of a Paying Agent with a bank or other depositary nominated by the Paying Agent for the purpose and (ii) he or a duly authorised person on his behalf must direct the Paying Agent how those votes are to be cast. The Paying Agent shall issue a block voting instruction in respect of the votes attributable to all Notes so deposited.

     9 A block voting instruction shall:

     9.1 be a document in the English language

     9.2 be dated

     9.3 specify the meeting concerned

     9.4 list the total number and serial numbers of the Notes deposited, distinguishing with regard to each resolution between those voting for and those voting against it

     9.5 certify that such list is in accordance with Notes deposited and directions received as provided in paragraphs 8, 11 and 14 and 9.6 appoint a named person (a proxy) to vote at that meeting in respect of those Notes and in accordance with that list. A proxy need not be a Noteholder.

     10 Once a Paying Agent has issued a block voting instruction for a meeting in respect of the votes attributable to any Notes:

     10.1 it shall not release the Notes, except as provided in paragraph 11, until the meeting has been concluded and

     10.2 the directions to which it gives effect may not be revoked or altered during the 48 hours before the time fixed for the meeting.

     11 If the receipt for a Note deposited with a Paying Agent in accordance with paragraph 8 is surrendered to the Paying Agent at least 48 hours before the time fixed for the meeting, the Paying Agent shall release the Note and exclude the votes attributable to it from the block voting instruction.

     12 Each block voting instruction shall be deposited at least 24 hours before the time fixed for the meeting at the specified office of the Fiscal Agent or such other place as the Issuer shall designate or approve, and in default it shall not be valid unless the chairman of the meeting decides otherwise before the meeting proceeds to business. If the Issuer requires, a notarially certified copy of each block voting instruction shall be produced by the proxy at the meeting but the Issuer need not investigate or be concerned with the validity of the proxys appointment.

     13 A vote cast in accordance with a block voting instruction shall be valid even if it or any of the Noteholders instructions pursuant to which it was executed has previously been revoked or amended, unless written intimation of such revocation or amendment is received from the relevant Paying Agent by the Fiscal Agent at its specified office (or such other place as may have been specified by the Issuer for the purpose) or by the chairman of the meeting in each case at least 24 hours before the time fixed for the meeting.

     14 No Note may be deposited with or to the order of a Paying Agent at the same time for the purposes of both paragraph 5 and paragraph 8 for the same meeting.

     Chairman

     15 The chairman of a meeting shall be such person as the Issuer may nominate in writing, but if no such nomination is made or if the person nominated is not present within 15 minutes after the time fixed for the meeting the Noteholders or agents present shall choose one of their number to be chairman, failing which the Issuer may appoint a chairman.

     16 The chairman may, but need not, be a Noteholder or agent. The chairman of an adjourned meeting need not be the same person as the chairman of the original meeting.

     Attendance

     17 The following may attend and speak at a meeting:

     17.1 Noteholders and agents

     17.2 the chairman

     17.3 the Issuer, the Guarantor and the Fiscal Agent (through their respective representatives) and their respective financial and legal advisers.

     No one else may attend or speak.

     Quorum and Adjournment

     18 No business (except choosing a chairman) shall be transacted at a meeting unless a quorum is present at the commencement of business. If a quorum is not present within 15 minutes from the time initially fixed for the meeting, it shall, if convened on the requisition of Noteholders, be dissolved. In any other case it shall be adjourned until such date, not less than 14 nor more than 42 days later, and time and place as the chairman may decide. If a quorum is not present within 15 minutes from the time fixed for a meeting so adjourned, the meeting shall be dissolved.

     19 Two or more Noteholders or agents present in person shall be a quorum:

     19.1 in the cases marked No minimum proportion in the table below, whatever the proportion of the Notes which they represent

     19.2 in any other case, only if they represent the proportion of the Notes shown by the table below. . Column 1 Column 2 Column 3 Purpose of meeting Any meeting except one referred to in column 3 Meeting previously adjourned though want of a quorum

--------------------------------------------------------------------------------
Column 1                 | Column 2                | Cloumn 3
================================================================================
                         | Any meeting except      | Meeting previously
                         | one referred to in      | adjourned though want
Purpose of meeting       | column 3                | of a quorum
                         |-------------------------|----------------------------
                         | Required proportion     | Required proportion
-------------------------|-------------------------|----------------------------
To pass a special quorum |                         |
resolution               | 75 per cent             | 25 per cent
-------------------------|-------------------------|----------------------------
To pass any other        |                         |
Extraordinary Resolution | A clear majority        | No minimum proportion
-------------------------|-------------------------|----------------------------
Any other purpose        | 10 per cent             | No minimum proportion
--------------------------------------------------------------------------------

     20 The chairman may with the consent of (and shall if directed by) a meeting adjourn the meeting from time to time and from place to place. Only business which could have been transacted at the original meeting may be transacted at a meeting adjourned in accordance with this paragraph or paragraph 18.

     21 At least 10 days notice of a meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and that notice shall state the quorum required at the adjourned meeting. No notice need, however, otherwise be given of an adjourned meeting.

     Voting

     22 Each question submitted to a meeting shall be decided by a show of hands unless a poll is (before, or on the declaration of the result of, the show of hands) demanded by the chairman, the Issuer, the Guarantor or one or more persons representing 2 per cent of the Notes.

     23 Unless a poll is demanded a declaration by the chairman that a resolution has or has not been passed shall be conclusive evidence of the fact without proof of the number or proportion of the votes cast in favour of or against it.

     24 If a poll is demanded, it shall be taken in such manner and (subject as provided below) either at once or after such adjournment as the chairman directs. The result of the poll shall be deemed to be the resolution of the meeting at which it was demanded as at the date it was taken. A demand for a poll shall not prevent the meeting continuing for the transaction of business other than the question on which it has been demanded.

     25 A poll demanded on the election of a chairman or on a question of adjournment shall be taken at once.

     26 On a show of hands every person who is present in person and who produces a Note or a voting certificate or is a proxy has one vote. On a poll every such person has one vote for each FF10,000 (or, after the Redenomination Date and/or the Specified Date (each as defined in the Conditions), the lowest denomination in Euro of the Notes or, in the circumstances set out in Condition 7(a) the equivalent of such French Franc amount in Euro, as determined by the Fiscal Agent in its absolute discretion) so produced or represented by the voting certificate so produced or for which he is a proxy or representative. Without prejudice to the obligations of proxies, a person entitled to more than one vote need not use them all or cast them all in the same way.

     27 In case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to any other votes which he may have.

     Effect and Publication of an Extraordinary Resolution

     28 An Extraordinary Resolution shall be binding on all the Noteholders, whether or not present at the meeting, and on all the Couponholders and each of them shall be bound to give effect to it accordingly. The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed. The Issuer shall give notice of the passing of an Extraordinary Resolution to Noteholders within 14 days but failure to do so shall not invalidate the resolution.

     Minutes

     29 Minutes shall be made of all resolutions and proceedings at every meeting and, if purporting to be signed by the chairman of that meeting or of the next succeeding meeting, shall be conclusive evidence of the matters in them. Until the contrary is proved every meeting for which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

     This Agreement was entered into on the date stated at the beginning.

                                   SCHEDULE 4
                     Form of Deed Poll (Substituted Issuer)

This Deed Poll is made on [*] by [ISSUER] (the Issuer), a company incorporated in [*], [*] (the Substitute), a company incorporated in [*] and OLSTEN CORPORATION (the Guarantor), a company incorporated in the State of Delaware.

It has been proposed that in respect of the FF800,000,000 6 per cent Guaranteed Notes due 2008 (the Notes) of the Issuer and guaranteed by the Guarantor and in relation to which a Fiscal Agency Agreement (the Fiscal Agency Agreement) was entered into dated 6 May 2008 between, among others, the Issuer, the Guarantor and Crdit Lyonnais Luxembourg S.A. there will be a substitution of the Substitute for the Issuer as the issuer of the Notes. References herein to the Notes include any Global Note representing the Notes and other expressions. Expressions defined in the Notes have the same meaning in this Deed unless the context requires otherwise.

This Deed witnesses as follows:

     1 The Substitute agrees that, with effect from and including the first date on which notice has been given by the Issuer pursuant to Condition 14 and all the other requirements of such Condition have been met (the "Effective Date"), it shall be deemed to be the Issuer for all purposes in respect of the Notes and the Coupons relating to them, and accordingly it shall be entitled to all the rights, and subject to all the liabilities, on the part of the Issuer contained in them.

     2 With effect from and including the Effective Date:

     2.1 the Issuer is released from all its liabilities, in its capacity as issuer of the Notes, contained in the Notes and the Coupons and

     2.2 the Terms and Conditions of the Notes (as modified with respect to any Notes represented by a Global Note by the provisions of the Global Note, the Conditions) are amended as follows:

          2.2.1  all  references  to [tax  jurisdiction(s)  which  are no longer
          relevant]  in  Condition  8  are  replaced  by   references   to  [tax
          jurisdiction(s) relevant as a result of the substitution].

     3.1 The Guarantor unconditionally and irrevocably guarantees that, if for any reason the Substitute does not pay any sum payable by it under the Notes or the Coupons relating to them (whether or not attached to them) or this Deed on the date specified for such payment (whether on the normal due date, on acceleration or otherwise), the Guarantor will pay that sum to the holder of the relevant Note or the relevant Coupon as the case may be (the Holder) in French Francs (or, if required pursuant to the Conditions, Euro) before close of business in Paris on that date. All payments in respect of principal and interest by the Guarantor shall be made subject to Condition 7.

     3.2 As between the Guarantor and the Holder but without affecting the Substitutes obligations, the Guarantor will be liable under this Deed as if it were the sole principal debtor and not merely a surety. Accordingly, it will not be discharged, nor will its liability be affected, by anything which would not discharge it or affect its liability if it were the sole principal debtor (including (1) any time, indulgence, concession, waiver or consent at any time given to the Substitute or any other person, (2) any amendment or supplement to any of the Conditions or to this Deed or to any security or other guarantee or indemnity, (3) the making or absence of any demand on the Substitute or any other person for payment, (4) the enforcement or absence of enforcement of any Note or the Coupons relating to it or this Deed or of any security or other guarantee or indemnity, (5) the taking, existence or release of any security, guarantee or indemnity,
     (6) the winding-up, dissolution, amalgamation, reconstruction or reorganisation of the Substitute or any other person or (7) the illegality, invalidity or unenforceability of or any defect in any provision of the Notes or the Coupons or this Deed or any of the Substitutes obligations under any of them).

     3.3 The Guarantors obligations under this Deed are and will remain in full force and effect by way of continuing security until no sum remains payable under the Notes or the Coupons relating to them or this Deed. Furthermore, those obligations of the Guarantor are additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of any person, whether from the Guarantor or otherwise, and may be enforced without first having recourse to the Substitute, any other person, any security or any other deed or indemnity. The Guarantor irrevocably waives all notices and demands whatsoever.

     3.4 So long as any sum remains payable under the Notes or the Coupons relating to them or this Deed no right of the Guarantor, by reason of the performance of any of its obligations under this Deed, to be indemnified by the Substitute or to take the benefit of or enforce any security or other guarantee or indemnity shall be exercised or enforced.

     3.5 The Guarantor shall on demand indemnify the relevant Holder against any cost, loss, expense or liability sustained or incurred by it as a result of it being required for any reason (including any bankruptcy, insolvency, winding-up, dissolution, or similar law of any jurisdiction) to refund all or part of any amount received or recovered by it in respect of any sum payable by the Substitute under the Notes or the Coupons relating to them or this Deed and shall in any event pay to it on demand the amount as refunded by it.

     3.6 As separate, independent and alternative stipulations, the Guarantor unconditionally and irrevocably agrees: (1) that any sum which, although expressed to be payable by the Substitute under the Notes or the Coupons relating to them or this Deed, is for any reason (whether or not now existing and whether or not now known or becoming known to the Substitute, the Guarantor or any Noteholder or Couponholder) not recoverable from the Guarantor on the basis of a guarantee shall nevertheless be recoverable from it as if it were the sole principal debtor and shall be paid by it to the relevant Holder on demand and (2) as a primary obligation to indemnify each Holder against any loss suffered by it as a result of any sum expressed to be payable by the Substitute under the Notes or the Coupons relating to them or this Deed not being paid by the time, on the date and otherwise in the manner specified therein or any payment obligation of the Substitute under the Notes or the Coupons relating to them or this Deed being or becoming void, voidable or unenforceable for any reason (whether or not now existing and whether or not now known or becoming known to the Substitute, the Guarantor or any Noteholder or Couponholder), the amount of that loss being the amount expressed to be payable by the Substitute in respect of the relevant sum.

     4 Condition 3 (Guarantee and Status), Condition 4 (Negative Pledge), Condition 6 (Redemption and Purchase), Condition 7 (Payments), Condition 8 (Taxation and Reporting Requirements), Condition 9 (Events of Default),

     Condition 13 (Meetings of Noteholders  and  Modification)  and Condition 16
     (Currency   Indemnity)  shall  apply,  with  any  necessary   consequential
     modifications, to the Guarantor and to its obligations under this Deed.

     5 The Substitute agrees to indemnify each Noteholder and Couponholder against (A) any tax, duty, assessment or governmental charge which is imposed on such Noteholder or Couponholder by (or by any authority in or of) [the jurisdiction of the country of residence of the Substitute for tax purposes and, if different, of its incorporation] with respect to any Note or Coupon and which would not have been so imposed had the substitution not been made and (B) any tax, duty, assessment or governmental charge, and any cost or expense, relating to the substitution.

     6 The Substitute and the Guarantor agree that the benefit of the undertakings and the covenants binding upon them contained in this Deed shall be for the benefit of each and every Noteholder and Couponholder and each Noteholder and Couponholder shall be entitled severally to enforce such obligations against the Substitute and the Guarantor.

     7 This Deed shall be deposited with and held to the exclusion of the Substitute and the Guarantor by the Fiscal Agent at its specified office for the time being under the Conditions and the Substitute and the Guarantor hereby acknowledge the right of every Noteholder to production of this Deed and, upon request and payment of the expenses incurred in connection therewith, to the production of a copy hereof certified by the Fiscal Agent to be a true and complete copy.

     8 This Deed may only be amended in the same way as the other Conditions are capable of amendment under Schedule 3 of the Fiscal Agency Agreement and any such amendment of this Deed will constitute one of the proposals specified in Condition 13(a) to which special quorum provisions apply.

     9 This Deed shall be governed by and construed in accordance with English law.

     10 The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Deed and accordingly any legal action or proceedings arising out of or in connection with this Deed (Proceedings) may be brought in such courts. Each of the Substitute and the Guarantor irrevocably submits to the jurisdiction of such courts and waives any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. This submission is made for the benefit of each of the Noteholders and Couponholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

     11 Each of the Substitute and the Guarantor irrevocably appoints [*] of [*] as its agent in England to receive service of process in any Proceedings in England based on this Deed. If for any reason it does not have such an agent in England, the Substitute or the Guarantor as the case may be will promptly appoint a substitute process agent and notify the Noteholders of such appointment. Nothing herein shall affect the right to serve process in any other manner permitted by law.

In witness whereof this Deed has been executed as a Deed Poll on the date stated at the beginning.

[ISSUER]
By:


[The Substitute]
By:


OLSTEN CORPORATION
By:


OLSTEN INTERNATIONAL B.V.
By: Anthony J. PUGLISI


OLSTEN CORPORATION
By: Anthony J. PUGLISI


CREDIT LYONNAIS LUXEMBOURG S.A.
By: Philippe CHEE


CREDIT LYONNAIS
By: Philippe TERVER


For the purposes of Article I of the Protocol annexed to the Convention on jurisdiction and the enforcement of judgments in civil and commercial matters signed at Brussels on 27 September 1968 we hereby expressly and specifically accept the jurisdiction of the courts of England.

CREDIT  LYONNAIS  LUXEMBOURG S.A.
By: Philippe CHEE